SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 15, 2002

                             WATTS INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                   000-14787                04-2916536
(State or other jurisdiction   (Commission file number)      (IRS employer
      of incorporation)                                    identification no.)

                               815 CHESTNUT STREET
                       NORTH ANDOVER, MASSACHUSETTS 01845
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (978) 688-1811
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ITEM 5 - OTHER EVENTS

         On August 15, 2002, the Registrant issued a press release that announced the Securities and Exchange Commission had commenced a civil action against Mr. Timothy P. Horne, a Director of the Registrant, relating to trading he did in the shares of Central Sprinkler Corporation in May 1999. A copy of the press release is attached as an Exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         Exhibit 99.1 - Press release of Watts Industries, Inc. dated August 15, 2002.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 20, 2002             By:     /s/ Lester J. Taufen
                                          ------------------------------
                                          Lester J. Taufen
                                          General Counsel and Vice President
                                          of Legal Affairs
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                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------

99.1          Press release of Watts Industries, Inc. dated August 15, 2002